EXHIBIT 99.1

EXL Announces Retirement of Pavan Bagai as President and Chief Operating Officer

NEW YORK, April 19, 2021 — EXL (NASDAQ: EXLS), a leading Operations Management and Analytics company, today announced that Pavan Bagai, President and Chief Operating Officer, will retire from the company effective as of October 1, 2021. Mr. Bagai’s responsibilities will be transitioned in an orderly manner to other members of EXL’s executive team over the course of the next several months.

Rohit Kapoor, Vice Chairman and Chief Executive Officer, said, “Pavan has been an architect of EXL as well as a mentor and friend of many within the company, including myself. He has been a great partner for me in building the organization into what it is today. Pavan’s career with EXL mirrors the company’s own growth. His leadership established the foundation of our operations management business, his guidance helped develop the Analytics business, and it is his insight that has enabled our shift to digital. In addition to guiding EXL to success, Pavan has been instrumental in navigating the company through every challenge it has faced, including most recently the COVID-19 pandemic. Above all, nurturing the ‘soul of EXL’ was always on Pavan’s mind, and he will leave an indelible mark on the organization and each of us. I am happy that Pavan will now be able to devote more time to his other passions. All of us at EXL will miss him, and we wish the best for him.”

“On behalf of the Board and all of EXL, we thank Pavan for his 19 years of leadership and enormous contributions to the company,” commented Garen Staglin, Chairman of the Board. “Pavan’s dedication to our values, our customers, and our employees has inspired us all. We extend our sincere gratitude for his many years of service to EXL.”

Mr. Bagai said, “The decision to retire from EXL was not an easy one for me.  For nearly two decades the growth of our company and its people has been my prime motivator and I am extremely proud of what we have accomplished together.  My journey has been exciting, enjoyable and fulfilling.  It has been a pleasure working with Rohit, the rest of the leadership team, and indeed all the employees of EXL.  I leave knowing the company is the strongest it has ever been and stands well-positioned for the digital future.  I look forward to watching its continued success.”

About EXL

EXL (NASDAQ: EXLS) is a leading operations management and analytics company that helps our clients build and grow sustainable businesses. By orchestrating our domain expertise, data, analytics and digital technology, we look deeper to design and manage agile, customer-centric operating models to improve global operations, drive profitability, enhance customer satisfaction, increase data-driven insights, and manage risk and compliance. Headquartered in New York, EXL has approximately 31,900 professionals in locations throughout the United States, the United Kingdom, Europe, India, the Philippines, Colombia, Canada, Australia and South Africa. EXL serves customers in multiple industries including insurance, healthcare, banking and financial services, utilities, travel, transportation and logistics, media and retail, among others. For more information, visit www.exlservice.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to EXL's operations and business environment, all of which are difficult to predict and many of which are beyond EXL’s control. Forward-looking statements include information concerning EXL’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management's experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although EXL believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect EXL’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in EXL’s filings with the Securities and Exchange Commission, including EXL’s Annual Report on Form 10-K. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect EXL. EXL has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Media Contact:

Michael Sherrill

Vice President Marketing

646-419-0778

michael.sherrill@exlservice.com

Investor contact:

Steven N. Barlow

Vice President Investor Relations

917-596-7684

steven.barlow@exlservice.com